                                  Exhibit 10.

                             JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

Dated:  May 24, 2001

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
RCBA GP, L.L.C.                                          RCBA STRATEGIC PARTNERS, L.P.

                                                         By:  RCBA GP, L.L.C.
                                                              its general partner

By:  /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
    -------------------------------------                    -----------------------------------
    Murray A. Indick                                         Murray A. Indick
    Member                                                   Member

RICHARD C. BLUM & ASSOCIATES, INC.                       BLUM CAPITAL PARTNERS, L.P.

                                                         By:  Richard C. Blum & Associates, Inc.,
                                                              its general partner

By:  /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
    -------------------------------------                    -----------------------------------
    Murray A. Indick                                         Murray A. Indick
    Partner, General Counsel                                 Partner, General Counsel
    and Secretary                                            and Secretary


                                                         BLUM CB CORP.

     /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
     -------------------------------------                   -----------------------------------
     RICHARD C. BLUM                                          Murray A. Indick
                                                              Vice President, Secretary and
By:  Murray A. Indick, Attorney-in-Fact                       Assistant Treasurer


CBRE HOLDING, INC.

By:  /s/ Murray A. Indick
    -------------------------------------
     Murray A. Indick
     Vice President, Secretary and
     Assistant Treasurer
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